SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             JOHN WILEY & SONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid: _________________________________________

          2)   Form, Schedule or Registration Statement No.: ___________________

          3)   Filing Party: ___________________________________________________

          4)   Date Filed: _____________________________________________________

----------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                           605 Third Avenue
                                                           New York, NY 10158
                                                           (212) 850-6000


John Wiley & Sons, Inc.

                                                           Bradford Wiley II
                                                           Chairman of the Board

                                                           August 8, 2000

TO OUR SHAREHOLDERS:

     We cordially invite you to attend the 2000 Annual Meeting of Shareholders to be held Thursday, September 21, 2000 at 9:30 in the morning, at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

     The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying post-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

     Your vote is important to us, and we appreciate your prompt attention to this matter.



                                               Sincerely,


                                               /s/ BRADFORD RILEY II


                                               Chairman of the Board

  John Wiley & Sons, Inc., 605 Third Avenue, New York, NY 10158 (212) 850-6000

                            NOTICE OF ANNUAL MEETING

                                                       of Shareholders
                                                       to be held
                                                       September 21, 2000

To our Shareholders:

     The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the "Company") will be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on Thursday, September 21, 2000 at 9:30 A.M., for the following purposes:

     1. To elect a board of ten (10) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class.

     2. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2001.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on July 25, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Please vote by proxy in one of these ways:

     o Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

     o    Visit the Internet website at www.proxyvoting.com/johnwiley; or

     o    Mail,   date,  sign  and  promptly  return  your  proxy  card  in  the post-prepaid envelope provided.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                     JOSEPHINE A. BACCHI
                                                     Secretary

August 8, 2000
New York, New York


     Your vote is important to us. Whether or not you plan to be present at the Annual Meeting, please vote your proxy either via the Internet, by telephone, or by mail. Signing and returning the proxy card, voting via the Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting.

PROXY  STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held on September 21, 2000 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 2000 ("fiscal 2000"), are being first sent or given to shareholders on August 8, 2000.

     The executive offices of the Company are at 605 Third Avenue, New York, New York 10158.

                                TABLE OF CONTENTS

     |_| Voting Securities, Record Date, Principal Holders, page 1 |_| Certain Information Concerning the Board, page 3
     |_|  Election of Directors, page 4
     |_|  Executive Compensation, page 9
     |_|  Proposal to Ratify Appointment of Independent
          Public Accountants, page 16
     |_|  Manner and Expenses of Solicitation of Proxies, page 16
     |_| Deadline for Submission of Shareholder Proposals, page 17 |_| Other Matters, page 17

I.   Voting Securities -- Record Date -- Principal Holders

     Only shareholders of record at the close of business on July 25, 2000 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

     At the close of business on July 25, 2000, there were approximately 49,213,285 shares of Class A Common Stock, par value $1.00 per share (the "Class A Stock"), and 11,738,864 shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), issued and outstanding and entitled to vote, except for 58,400 shares of Class A Stock which are restricted shares and may not be voted until restrictions lapse (see Summary Compensation Table on page 11).

     The holders of Class A Stock, voting as a class, are entitled to elect three (3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

     The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

     The ratification of auditors requires approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

     The following table and footnotes set forth, at the close of business on July 25, 2000, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Percent of
                                                               Class of     Common Stock           Percent       Total Voting
     Name and Address                                           Stock     Owned Beneficially      of Class          Power
--------------------------------------------------------------------------------------------------------------------------------
Deborah E. Wiley                                                  A           1,400,434              2.8%            0.8%
    605 Third Avenue                                              B           2,781,288             23.7%           16.7%
    New York, New York(1)(2)(4)(5)(6)
Peter Booth Wiley                                                 A           1,381,647              2.8%            0.8%
    605 Third Avenue                                              B           2,716,974             23.1%           16.3%
    New York, New York(1)(2)(3)(5)(6)
Bradford Wiley II                                                 A           1,355,541              2.8%            0.8%
    605 Third Avenue                                              B           2,717,774             23.1%           16.3%
    New York, New York(1)(3)(4)(5)(6)
The Bass Management Trust                                         A           5,614,008             11.4%            3.4%
    and Certain Other Persons                                     B               1,600                --              --
    and Entities
         201 Main Street
         Fort Worth, Texas(7)
GeoCapital Corporation                                            A           4,185,000              8.5%            2.5%
    New York, NY
    Investment Manager(8)
United States Trust Company of                                    A           3,628,782              7.4%            2.2%
    New York  New York, NY
    Investment Manager(8)
Pioneering Management Corporation                                 A           3,600,550              7.3%            2.2%
    Boston, MA
    Investment Manager(8)
Theodore L. Cross and Certain                                     A           2,410,704              4.9%            1.4%
    Other Persons and Entities                                    B           1,251,952             10.6%            7.5%
         200 West 57th Street
         New York, New York(9)
--------------------------------------------------------------------------------------------------------------------------------

(l) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(2) Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, each is shown as the owner of one-half of such shares.

(3) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(4) Bradford Wiley II and Deborah E. Wiley, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(5) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as general partners of a limited partnership, share voting and investment power with respect to 297,680 shares of Class B Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

(6) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(7) Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.

(8) Based on filings with the Securities and Exchange Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

(9) Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.

--------------------------------------------------------------------------------

II.  Certain Information Concerning the Board

     The Board of Directors is currently composed of 9 members. Two directors, Bradford Wiley II and Peter Booth Wiley, are brothers.

     The Board met six times during fiscal 2000. Board committees met a total of nine times during fiscal 2000 and acted once by written consent. All incumbent directors attended at least 88% of the aggregate number of meetings of the Board and of the committees on which such director sat. Below is information regarding the current standing committees of the Board.

     Executive Committee. The Executive Committee currently consists of Dr. McKinnell as Chairman, and Messrs. Fernald and Pesce. It exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible. The Committee did not meet during fiscal 2000.

     Audit Committee. The Audit Committee currently consists of Dr. Baker as Chairman, and Messrs. Franklin and Marion. It assists the Board of Directors in fulfilling its fiduciary responsibilities with respect to the accounting policies, internal controls and reporting practices of the Company and its subsidiaries, and the sufficiency of auditing relative thereto. It recommends to the Board the firm of independent public accountants which is to be engaged to audit the books and records of the Company, and reviews with management and the outside auditors the Company's financial statements and the auditors' report thereon. The Committee also maintains financial oversight of the Company's employees' retirement and other benefit plans, and makes recommendations to the Board with respect to such matters. The Committee met twice during fiscal 2000.

     Governance and Compensation Committee. The Governance and Compensation Committee currently consists of Dr. Sutherland as Chairman, and Messrs. Fernald, McKinnell, and P. Wiley. It assists the Board in the selection of Board members and in making the Board as effective as possible through suggestions and periodic evaluations. The Committee evaluates the performance of the chief executive officer and reports its recommendations to the Board. It reviews and approves the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; and monitors executive development practices in order to insure succession alternatives for the organization. The Committee also grants options and makes awards under the Long Term Incentive Plan. The Committee met seven times during fiscal 2000.

Directors' Compensation

     Non-employee directors receive an annual retainer of $15,000 and committee chairmen receive an additional annual retainer of $3,000. Non-employee directors receive $1,500 per meeting for attendance at each Board or committee meeting and $1,500 per diem for special assignments performed at the request of the Company. Directors who are employees do not receive an annual retainer or a fee for attendance at Board or committee meetings.

     Under the Company's 1990 Director Stock Plan (the "Director Plan"), non-employee directors receive an automatic annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such directors. The shares are valued at their closing price on the date of the annual shareholders meeting or, if no shares were traded on such date, on the next preceding date on which the shares were so traded. The total number of shares awarded in fiscal 2000 was 7,249 Class A shares at the per share market value of $17.4375. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Stock. Seven of the eight eligible directors currently have made this election.

     The Company also has a Deferred Compensation Plan for Directors' Fees (the "Deferred Plan"), in which non-employee directors are eligible to participate. The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Four directors currently participate in the Deferred Plan.

Insurance with Respect to Indemnification of Directors and Officers

     The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company, to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $103,000. The current policy expires on November 14, 2001. No sums have been paid under this policy.

III. Election of Directors

     Ten (10) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, THREE (3) DIRECTORS WILL BE ELECTED BY THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT SEVEN (7) DIRECTORS.

     All the nominees are currently directors of the Company, and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 1999, except for John L. Marion, Jr. who was elected on November 1, 1999 by the Class A directors to fill the vacancy created by the resignation of Thomas M. Taylor on October 29, 1999, and Naomi Seligman who has been nominated by the Board as a Class B director. Gary J. Fernandes was a director since 1989, and a member of the Audit Committee until his resignation from the Board on June 14, 2000. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years.

     Bradford Wiley II, William J. Pesce and Josephine A. Bacchi have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board of Directors has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

               Directors to be Elected by Class A Shareholders
               -----------------------------------------------------------------

[PHOTO] Larry Franklin, a director since 1994, became Chairman, Chief Executive Officer and Director of Harte-Hanks, Inc., an
               international direct marketing company, on May 5, 1999. Previously, he was President, Chief Executive Officer and Director. He is a Director of United Way of San Antonio and Bexar County, and Southwest Foundation for Biomedical Research. Age 58.

[PHOTO] Henry A. McKinnell, a director since 1996, has been President, Pfizer, Inc., a research-based pharmaceutical firm, since May 1999, and President, PPG Pfizer's global pharmaceutical business, since January 1996. Previously, he served as Executive Vice President and Chief Financial Officer of Pfizer, Inc., and President of Pfizer's Medical Technology Group from 1993 to 1995. He is a Director of Pfizer, Inc., and Dun & Bradstreet, Inc. He is Vice Chairman of the Pharmaceutical Research and Manufacturers of America, and Chairman of the Business-Higher Education Forum. He is also a Trustee of the New York Police Foundation and the New York Public Library. Age 57.


[PHOTO] John L. Marion, Jr., a director since 1999, is an investment advisor with McVeigh & Co., an investment consulting company, and has been associated with various members of the Bass family of Fort Worth, Texas since 1990. Age 39.

               Directors to be Elected by Class B Shareholders
               -----------------------------------------------------------------

[PHOTO] Warren J. Baker, a director since 1993, has been President of California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He was a Regent of the American Architectural Foundation from 1995 to 1998, and was Chair of the Board of Directors of the ASCE Civil Engineering Research Foundation from 1989 to 1991. He is a Fellow of the American Society of Civil Engineers; a Member of the Board of Directors of the California Council on Science and Technology; and Co-Chair of the California Joint Policy Council on Agriculture and Higher Education. Age 62.

[PHOTO] H. Allen Fernald, a director since 1979, is President and Chief Executive Officer of Down East Enterprise, Inc., a magazine and book publisher. He is a member and past Chair of the University of Maine President's Council, and Vice Chair of the Board of Visitors; a Director of United Publishing, Inc.; Sun Journal Publishing, Inc.; Foreside Company, Inc.; and University of Maine Press. Age 68.

               Directors to be Elected by Class B Shareholders
               -----------------------------------------------------------------

[PHOTO] William J. Pesce has been President and Chief Executive Officer and a director since May 1, 1998. He was previously Chief Operating Officer since May 1997; Executive Vice President, Educational and International Group since February 1996; and Vice President, Educational Publishing since September 1989. He is a Member of the Board of Overseers, The Stern School of Business at New York University, and the Board of Directors of the Association of American Publishers. Age 49.

[PHOTO] Naomi Seligman, a first time nominee for director, is a senior partner and co-founder of Cassius Advisors, a management consulting firm, since 1999. Previously, she was a co-founder and senior partner of The Research Board for two decades. She is a member of the Board of Directors of Asera, Inc.; Dun & Bradstreet, Inc.; Exodus Communications; Martha Stewart Living Omnimedia; Oblix; Sun Microsystems and Ventro, Inc. She is also a trustee of the Boston Museum of Science, a member of the Merrill Lynch Technology Advisory Board, and a member of the Committee of
               200. Age 67.

[PHOTO] William R. Sutherland, a director since 1987, is Vice President, Sun Microsystems, Inc., a manufacturer of network and computing equipment, and was the Director of Sun Microsystems Laboratories from July 1993 to October 1998. He was previously Deputy Director since March 1991, and was Vice President and Treasurer, Sutherland Sproull & Associates, Inc., an information and technology consulting firm. He is a partner in Advanced
               Technology Ventures, a venture capital firm, and a former Director of Newmarket Venture Capital, PLC. Age 64.

[PHOTO] Bradford Wiley II, a director since 1979, has been Chairman of the Board since January 1993, and was an editor in the College
               Division from 1989 to 1998. He was previously a newspaper journalist, viticulturist and winery manager. Age 59.

[PHOTO] Peter Booth Wiley, a director since 1984, is an author and journalist. He is a Member of the Board of the Friends of the San Francisco Public Library, and a member of the Boards of the Data Center, and Schoolwise Press. Age 57.

Beneficial Ownership of Directors and Management

     Set forth below are the shares of the Company's Class A and Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 11 and all directors and executive officers of the Company as a group as of July 25, 2000. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

--------------------------------------------------------------------------------------------------------------------------------
                                   Shares of                                                                Percent
                                  Class A and           Additional                                            of
                                 Class B Stock            Shares                              Percent        Total     Deferred
                                 Beneficially          Beneficially                              of          Voting     Stock
                                   Owned(1)              Owned(2)               Totals        Class(1)       Power     Units(3)
--------------------------------------------------------------------------------------------------------------------------------
Warren J. Baker                  A     12,101                                A     12,101         --            --          736
                                 B         --                                B         --         --            --

H. Allen Fernald                 A     36,706                                A     36,706         --            --
                                 B      5,440                                B      5,440         --            --

Larry Franklin                   A     19,490                                A     19,490         --            --          883
                                 B         --                                B         --         --            --

Timothy B. King(4)               A     78,079           A     87,076         A    165,155        0.3%          0.1%
                                 B         --                                B         --         --            --

Stephen A. Kippur(4)             A    188,924           A    150,544         A    339,468        0.7%          0.2%
                                 B         --                                B         --         --            --

John L. Marion, Jr.              A     13,800                                A     13,800         --            --          883
                                 B         --                                B         --         --            --

Henry A. McKinnell               A     16,216                                A     16,216         --            --        1,383
                                 B         --                                B         --         --            --

William J. Pesce(4)              A    310,073           A    233,436         A    543,509        1.1%          0.3%
                                 B         --                                B         --         --            --

Richard S. Rudick(4)             A    312,637           A     74,748         A    387,385        0.8%          0.2%
                                 B     56,576                                B     56,576        0.5%          0.3%

William R. Sutherland            A     35,522                                A     35,522         --            --
                                 B         --                                B         --         --            --

Robert D. Wilder(4)              A    137,312           A    122,308         A    259,620        0.5%          0.2%
                                 B      6,400                                B      6,400         --            --

Bradford Wiley II
  (5)(6)(8)(9)(10)(11)           A  1,355,541                                A  1,355,541        2.8%          0.8%
                                 B  2,717,774                                B  2,717,774       23.1%         16.3%

Peter Booth Wiley
  (5)(6)(7)(8)(10)(11)           A  1,381,647                                A  1,381,647        2.8%          0.8%
                                 B  2,716,974                                B  2,716,974       23.1%         16.3%

All directors and executive      A  5,445,691           A    811,474         A  6,257,165       12.5%          3.7%
officers as a group              B  8,284,494                                B  8,284,469       70.6%         49.4%
(16 persons)
--------------------------------------------------------------------------------------------------------------------------------

(1) In the table, percent of class was calculated on the basis of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, compared with shares issued and outstanding plus shares which might be issued pursuant to the exercise of certain options. This table is based on the information provided by the individual directors or executives.

(2) Options exercisable under the Company's stock option plans which may be acquired on or before October 7, 2000.

(3) This amount represents the number of shares of Class A Common Stock credited to the participating director's account pursuant to the Deferred Compensation Plan for Directors' Fees, described on page 4. The shares will be issued upon the director's retirement.

(4) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long-term incentive plans (see Summary Compensation Table, footnote (a), page 12) as follows: Mr. Pesce - 145,774 shares; Mr. Kippur - 44,772; Mr. Wilder - 8,246 shares; Mr. Rudick - 20,526 shares and Mr. King - 20,785 shares.


(5) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 4,240,624 shares of Class B Stock under trusts for the benefit of Bradford Wiley II, Deborah
     E. Wiley, and Peter Booth Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(6) The totals shown for Bradford Wiley II and Peter Booth Wiley do not include 354,480 shares of Class B Stock which they have the right to acquire in exchange for Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon the deaths of such persons or upon termination of a trust.

(7) Peter Booth Wiley, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Bradford Wiley II. For purposes of this table, Peter Booth Wiley is shown as the owner of one-half of such shares.

(8) Peter Booth Wiley and Bradford Wiley II, as co-trustees, share voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Deborah E. Wiley. For purposes of this table, each is shown as the owner of one-half of such shares.

(9) Bradford Wiley II, as co-trustee with Deborah E. Wiley, shares voting and investment power with respect to 875,136 shares of Class A Stock and 583,424 shares of Class B Stock under a trust for the benefit of Peter Booth Wiley. For purposes of this table, Bradford Wiley II is shown as the owner of one-half of such shares.

(10) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther
     B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.

(11) Bradford Wiley II and Peter B. Wiley, as general partners of a limited partnership with Deborah E. Wiley, share voting and investment power with respect to 297,680 shares of Class B Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

IV.  Executive Compensation

Executive Compensation Policies. The Company's executive compensation program is administered by the Governance and Compensation Committee of the Board of Directors (the "Committee") composed of four non-employee directors. The objectives which guide the Committee in formulating its recommendations are to:

Report of the Governance and Compensation Committee

     o Attract and retain executives of the highest caliber by compensating them at levels which are competitive in the market place.

     o Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies which include variable incentives.

     o Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.

     Annually the Committee reviews a compensation survey as a guidepost to determine whether the Company's compensation levels and programs are competitive and meet the Committee's stated objectives. The most recent survey compiled by Towers Perrin includes publishing companies regarded as comparable and for which comparable data are available, as well as other companies in the northeast region of the United States more comparable in size to the Company. The Committee establishes and informs the Board of the total targeted compensation and the proportion of the various components of the compensation program including salary and targeted annual and long-term incentives, based upon each executive's role in the Company and level of responsibilities.

     The Committee believes that ordinarily it is in the best interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such as the Long Term Incentive Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 1999, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under
Section 162(m) may be paid at the Committee's discretion.

Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives. Targeted annual incentives for fiscal 2000 range from 70% of salary for Mr. Pesce and from 45% to 60% for other executives. At the beginning of each fiscal year, the Committee establishes the base salaries, the targeted incentives, the financial performance measures, and objectives on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid. Divisional performance measures and targets are also set for certain executives with divisional as well as corporate responsibilities.

     At the end of the fiscal year, the Committee evaluates performance against the financial goals and individual objectives, and approves and informs the Board of the annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless the threshold is reached on at least one financial measure. Payouts, if any, can range from 25% to 175% of the targeted incentive depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 2000 on a weighted average basis, performance against financial goals was substantially above target.

Long Term Executive Compensation. The long-term component of the compensation is comprised of (i) a targeted variable incentive payable in cash and/or restricted performance shares, and (ii) stock option grants of Class A Stock. At the beginning of each fiscal year a new three-year cycle begins. The Committee establishes for participants in the long-term plan the number of stock options to be granted, the targeted incentive, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.

     At the end of the three fiscal-year cycle, the Committee evaluates performance against the financial goals and determines the appropriate payout for each executive and the portion to be paid in cash and/or restricted performance shares. No long term incentive is payable unless the threshold is reached on at least one financial measure. Payouts, if any, to individual executives can range from 25% to 200% of the targeted incentive depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

     Option grants are generally awarded on an annual basis, have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices which are equal to the current market price of Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 2000, all executives, including Mr. Pesce, received approximately 70% of their targeted long term incentive in stock option awards.

Chief Executive Officer Compensation. Based on the Governance and Compensation Committee's performance evaluation review of Mr. Pesce, the Committee recommended and the Board approved a base salary increase for fiscal 2000 of 8.9% ($450,000 to $490,000) and an annual incentive award of $577,218, representing 54% of the total annual compensation.

     The performance review reflected the Company substantially exceeding its financial goals, as well as certain strategic goals, including the successful acquisitions of Jossey-Bass and the Pearson College titles, and Mr. Pesce's contribution to those achievements.

     Mr. Pesce also received a long term compensation payout of 54,400 shares of restricted performance stock with the restrictions lapsing as to 50% at the end of fiscal 2001 and 2002, respectively. This payout was based on the Company's performance against income and cash flow goals. During fiscal 2000, Mr. Pesce, as part of his long term compensation plan, received a grant of options to purchase 100,000 shares of Class A Stock, exercisable as to 50,000 shares on and after April 30, 2003, and 50,000 on and after April 30, 2004, at an option price of $20.5625 per share, the market price at date of grant.

     In approving the compensation reflected in the tables on page 11, the Committee considered the Company's strong financial performance during fiscal 2000 and Mr. Pesce's achievement of important strategic objectives.

     Governance and Compensation Committee

                         William R. Sutherland, Chairman
           H. Allen Fernald      Peter B. Wiley      Henry A. McKinnell

Performance Graph

--------------------------------------------------------------------------------
                       Cumulative Total Return - INDEXED


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    1995       1996       1997       1998       1999       2000
                                  --------   --------   --------   --------   --------   --------
John Wiley & Sons, Inc. Class A   $ 100.00   $ 123.21   $ 107.59   $ 197.17   $ 288.84   $ 246.43
Dow Jones World
     Publishing Index               100.00     128.98     145.58     216.28     231.74     236.05
Russell 1000                        100.00     128.24     153.64     214.60     254.85     282.83
Russell 2000                        100.00     130.85     128.87     181.42     162.61     190.20

--------------------------------------------------------------------------------

The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A Common Stock as compared with the cumulative total return on the Russell 2000, the Russell 1000 and the Dow Jones World Publishing Index, for the period from April 30, 1995 to April 30, 2000.The Company has elected to use the Russell 1000 Index as its broad equity market index, because it is now included as part of that index. Previously, the Company was included as part of the Russell 2000 Index. Cumulative total return assumes $100 invested on April 30, 1995 and reinvestment of dividends throughout the period.

--------------------------------------------------------------------------------

Summary Compensation Table

                                                                               Long Term Compensation
                                                                       ------------------------------------
                                           Annual Compensation                 Awards             Payouts
                                       ------------------------------  ------------------------  ----------
                                                              Other
                                                              Annual   Restricted   Securities               All Other
Name and                                                     Compen-     Stock      Underlying     LTIP      Compen-
Principal Position              Year    Salary      Bonus     sation    Awards(a)   Option/SARs  Payouts(b)  sation(c)
-----------------------------------------------------------------------------------------------------------------------
William J. Pesce                2000   $483,846   $577,218   $   0      $948,600     100,000      $   --     $  5,169
President, Chief Executive      1999    448,615    478,444       0       168,786     183,200      $ 63,648   $  5,215
Officer and Director            1998    359,308    270,600       0       138,604      88,764        35,301      5,423

Stephen A. Kippur               2000    324,692    311,555       0       296,159      29,000          --        8,042
Executive Vice President        1999    310,152    228,440       0        86,585      57,200        36,427      7,623
and President,                  1998    298,460    188,303       0       150,565      57,348        38,354      7,854
Professional/Trade(d)

Robert D. Wilder                2000    273,154    237,515       0       206,181      24,000          --        6,781
Executive Vice President        1999    261,000    186,910       0        94,401      40,000        35,597      5,224
and Chief Financial and         1998    246,923    138,927       0       150,509      39,892        38,335      7,408
Operations Officer

Richard S. Rudick               2000    204,769    145,571       0       121,086      14,000          --        4,874
Senior Vice President           1999    196,769    112,572       0        55,884      23,600        21,064      4,655
and General Counsel             1998    188,154     83,327       0        77,525      23,436        19,748      4,925

Timothy B. King                 2000    183,154    133,229       0       121,086      16,000          --        4,966
Senior Vice President,          1999    171,769    105,106       0        58,270      23,600        21,972      4,524
Planning & Development(e)       1998    203,221     72,858       0        70,215      23,436        17,880     18,020
-----------------------------------------------------------------------------------------------------------------------

The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the four other most highly compensated executive officers of the Company.

(a) When awards of restricted stock are made pursuant to the Company's long term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 2000, April 30, 1999 and April 30, 1998. Other than stock issued for the period ended April 30, 1998, the stock is non-voting and not eligible for dividends until restrictions lapse. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which awarded. Restricted stock awards reflect the market value as of the fiscal year-end indicated. Aggregate restricted stock holdings as of April 30, 2000 were as follows: Mr. Pesce - 141,618 shares valued at $2,469,464; Mr. Kippur - 67,263 shares valued at $1,172,899; Mr. Wilder - 59,593 shares valued at $1,039,153; Mr. Rudick - 18,708 shares valued at $326,221; and Mr. King - 18,762 shares valued at $327,162.

(b) Under the Company's long term incentive plans, cash was not a component of the long term plan for the period ended April 30, 2000, but cash awards were made for the achievement of financial performance objectives for the respective periods ended April 30, 1999 and 1998, as described in the report of the Governance and Compensation Committee under the heading Long Term Executive Compensation on page 11.

(c) Represents matching Company contributions to the Employee Savings Plan and the Deferred Compensation Plan.

(d) Executive Vice President and President, Professional/Trade Publishing Group effective July 27, 1998; Executive Vice President and Group President, Professional, Reference and Trade Group prior to July 27, 1998.

(e) Mr. King's 1998 compensation includes an additional payment of $52,517 related to a temporary assignment with a foreign subsidiary of the Company.


Option/SAR Grants in Last Fiscal Year

--------------------------------------------------------------------------------------------------------------------------
                                   Individual Grants (a)
-------------------------------------------------------------------------------------            Potential Realizable
                                        % of Total                                                  Value at Assumed
                      Number of       Options/SARs                                               Annual Rates of Stock
                     Securities         Granted to                                            Appreciation for Option Term
                 Underlying Options/    Employees     Exercise or      Expiration           ------------------------------
Name                SARs Granted      in Fiscal Year   Base Price         Date (b)               5%                10%
--------------------------------------------------------------------------------------------------------------------------
William J. Pesce        100,000            23.8%        $20.5625        June 22, 2009        $1,292,717        $3,275,740
Stephen A. Kippur        29,000             6.9%        $20.5625        June 22, 2009           374,888           949,965
Robert D. Wilder         24,000             5.7%        $20.5625        June 22, 2009           310,252           786,178
Richard S. Rudick        14,000             3.3%        $20.5625        June 22, 2009           180,980           458,604
Timothy B. King          16,000             3.8%        $20.5625        June 22, 2009           206,835           524,118
--------------------------------------------------------------------------------------------------------------------------

The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

(a) The Company has in effect three shareholder approved plans, each of which relates to Class A shares: the 1987 Incentive Stock Option and Performance Stock Plan, the 1991 Key Employee Stock Plan, and the Long Term Incentive Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 15, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 2000.

(b) Options are subject to earlier termination in certain events relating to termination of employment.

-----------------------------------------------------------------------------------------------------------------------
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                        Number of Securities                  Value of Unexercised
                                                        Underlying Unexercised             In-the-Money Options/SARs
                                                   Options/SARs at Fiscal Year-End           at Fiscal Year-End (b)
                   Shares Acquired    Value        -------------------------------       ------------------------------
Name                 on Exercise   Realized (a)    Exercisable       Unexercisable       Exercisable      Unexercisable
-----------------------------------------------------------------------------------------------------------------------
William J. Pesce        64,000       $996,000        233,436            798,012          $2,651,290        $3,101,549
Stephen A. Kippur            0              0        137,612            225,336           1,881,844         1,533,223
Robert D. Wilder             0              0        123,360            158,828           1,698,114         1,048,722
Richard S. Rudick       41,520        607,515         54,820             92,264             739,361           605,538
Timothy B. King         40,000        500,260         67,476             94,424             934,335           606,679
-----------------------------------------------------------------------------------------------------------------------

The above table provides information as to options exercised by each of the named executive officers during fiscal 2000 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $17.4375 for the Company's Class A Common Stock on April 30, 2000.

(a)  Market value of underlying shares at exercise minus the option price.

(b) Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

----------------------------------------------------------------------------------------------------------------
Long Term Incentive Plans -- Awards in Last Fiscal Year

                                                                              Estimated Future Payouts
                                                                        under Non-Stock Priced-Based Plans (a)(b)
                         Number of             Performance or           ----------------------------------------
                      Shares, Units or       Other Periods Until          Threshold     Target      Maximum
Name                  Other Rights(#)        Maturation or Payout         (# or $)    (# or $)    (# or $)
----------------------------------------------------------------------------------------------------------------
William J. Pesce          20,000         May 1, 1999 to April 30, 2002       5,000      20,000      40,000
Stephen A. Kippur          5,000         May 1, 1999 to April 30, 2002       1,250       5,000      10,000
Robert D. Wilder           5,000         May 1, 1999 to April 30, 2002       1,250       5,000      10,000
Richard S. Rudick          2,800         May 1, 1999 to April 30, 2002         700       2,800       5,600
Timothy B. King            3,000         May 1, 1999 to April 30, 2002         750       3,000       6,000
----------------------------------------------------------------------------------------------------------------

Estimated future payments assuming financial performance targets are achieved under the 2000 long-term incentive compensation plan for the named executives are as indicated above.

(a) Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include earnings per share, income and cash flow targets, as defined, for the end of the three-year period. For the fiscal 2000 long term plan, the amount of shares earned will be based on financial targets established for fiscal 2002. No long term incentive is payable unless the threshold is reached on at least one financial measure.

(b) These awards consist of restricted performance shares. The Committee may, in its discretion, direct that the payout be made wholly or partly in cash. The restricted shares would vest as to 50% on April 30, 2003 and the remaining 50% on April 30, 2004.


Executive Employment Agreements

     In July 1994, the Company entered into  employment  agreements with William
J. Pesce, President and Chief Executive Officer, and two senior officers, Messrs. Kippur and Wilder (collectively the "Executives"). Mr. Pesce's contract was amended when he became President and Chief Executive Officer on May 1, 1998. The contracts provide for base salaries (reflected in the Summary Compensation Table on page 11), which may be increased by the Board, and for benefits and incentive compensation as provided for senior officers generally, and as described in the Committee's report above. Mr. Pesce's contract expires on May 1, 2001 and automatically renews for successive three-year terms in the absence of notice by either party. Mr. Kippur's contract expires on April 30, 2002, and automatically renews for successive two-year terms in the absence of notice by either party to the contrary. If either contract is terminated by the Company other than for cause, as defined, or if the Company decides not to renew for a subsequent term, the Executive will be entitled to 36 months severance in the case of Mr. Pesce, and 24 months in the case of Mr. Kippur. Severance includes salary, benefits, pro-rated cash incentive payments at target levels, and long-term incentives for plan cycles ending within one year after termination. Mr. Wilder's contract was amended on May 1, 2000 in light of his planned retirement on June 4, 2003, at which time it expires. The revised contract provides that Mr. Wilder's employment is terminable only for cause and continues Mr. Wilder's current base salary until his duties are transferred to a successor (the transition date). After the transition date, Mr. Wilder will be entitled to benefits as provided for senior officers generally, and certain consulting and transition payments for the balance of the contract. If his duties are transferred after September 30, 2000, Mr. Wilder will be entitled to FY2001 incentive compensation based on the timing of the transition date.

     Except in the case of termination by the Company other than for cause, the Executive is restricted from working for a competitor for twelve months after termination. However, if any of the Executives resigns for "good reason" within 18 months following a "change of control," both as defined in the 1989 Supplemental Executive Retirement Plan ("SERP") (see page 15), the restriction does not apply.

     In connection with these agreements, the above named Executives received certain restricted stock awards which vested one-third at the end of each of the third, fourth and fifth years after the date of grant. In addition, the Executive is required to retain ownership of the shares for an additional two years after vesting. If the Executive is terminated by the Company other than for cause, or the contract is not renewed by the Company, or if there is a "change of control" as defined in the Long Term Incentive Plan (see Stock Options, Performance Stock and Restricted Stock, page 15), any remaining restrictions on transfer of the shares will lapse.

     The Company also has agreements with Messrs. Rudick, King and other senior vice presidents (the "Participants"), which provide for continuation of base salary for a period of between 12 and 18 months in the event of termination by the Company other than for cause. In the event of a "change of control," as defined in the SERP, under certain circumstances the Participants may be entitled to cash incentive payments at target level for the severance period. Except in the case of termination by the Company other than for cause, or termination for "good reason," as defined in SERP, following a "change of control," the Participants are restricted from working for a competitor for a period of four to six months after termination.

Retirement Plan

     The following table shows the estimated annual retirement benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the "Retirement Plan") and non-qualified supplemental retirement plan (the "Supplemental Retirement Plan"):

--------------------------------------------------------------------------------
   Average                                 Years of Service
   Highest         -------------------------------------------------------------
Compensation          10                20              30               35
--------------------------------------------------------------------------------
  $100,000         $ 15,001         $ 30,003         $ 45,004        $ 52,505
   200,000           31,701           63,403           95,104         110,955
   300,000           48,401           96,803          145,204         169,405
   400,000           65,101          130,203          195,304         227,855
   500,000           81,801          163,603          245,404         286,305
   600,000           98,501          197,003          295,504         344,755
   700,000          115,201          230,403          345,604         403,205
   800,000          131,901          263,803          395,704         461,655
--------------------------------------------------------------------------------

     Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

     Average final compensation is the participant's average annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1995 (subject to certain limitations on compensation under the Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

     Covered compensation under the Retirement Plan is the average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after
1995). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Code limitations on tax-qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

     The years of service for Messrs. Pesce, Kippur, Wilder, Rudick and King under the Retirement Plan and Supplemental Retirement Plan as of April 30, 2000 (rounded to the nearest year), are 11, 21, 21, 22 and 13, respectively. Average final compensation under the Retirement Plan for Messrs. Pesce, Kippur, Wilder, Rudick and King as of April 30, 2000 was $272,354, $298,750, $251,489, $189,768,
and $163,826, respectively.

1989 Supplemental Executive Retirement Plan

     The participants under the 1989 Supplemental Executive Retirement Plan ("SERP") are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.

     The basic SERP benefit (the "primary benefit") consists of ten annual payments commencing on retirement (at or after age 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

     The estimated annual benefits under SERP payable over ten years upon retirement at age 65 for Messrs. Pesce, Kippur, Wilder, Rudick and King are $1,119,500, $343,900, $284,200, $126,300, and $134,900, respectively.

     SERP provides the participants with a guaranteed total annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circum-stances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

     SERP also provides that following a change of control (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

Stock Options, Performance Stock, and Restricted Stock


     Under the Long Term Incentive Plan (the "Plan"), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. No more than 8,000,000 shares may be issued over the life of the Plan, and no incentive stock option may be granted after June 22, 2009.

     Upon a "change of control," as defined, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock which would otherwise remain subject to restrictions shall be free of such restrictions.

     A change of control is defined as having occurred if either (a) any "person" hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person; or (b) individuals who constituted the Board of Directors on January 1, 1991 (the "incumbent board") cease for any reason to constitute at least 64% of the full board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term "person" includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate.

V.   Proposal to Ratify Appointment of Independent Public Accountants

     We will present a proposal at the Annual Meeting to ratify the appointment by the Board of Directors, on the recommendation of its Audit Committee, of Arthur Andersen LLP ("Arthur Andersen") as independent public accountants for the Company for the fiscal year ending April 30, 2001. Although it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification by the shareholders to ascertain their views on such selection. Arthur Andersen has audited the Company's accounts since 1967. Arthur Andersen has advised the Company that during such period neither that firm nor any of its members has or has had any direct or any material indirect financial interest in the Company or any of its subsidiaries. A representative of Arthur Andersen is expected to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual
Meeting:

          "RESOLVED, that the appointment by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending April 30, 2001, be and it hereby is ratified, confirmed and approved."

     The affirmative vote of a majority of the votes cast (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) is necessary for the adoption of the proposal. In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Board of Directors in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2001 will be permitted to stand unless the Board of Directors finds other good reason for making a change. If the proposal is adopted, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if the Board believes that such a change would be in the best interests of the Company and its shareholders.

     The Board of Directors recommends that you vote "FOR" the ratification of the appointment of independent public accountants.


VI. Manner and Expenses of Soliciation

     Since many of our shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

     Shareholders of record can vote and save the Company expense by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A Control Number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

     If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

     If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

     If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

     The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telefax, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

VII. Deadline for Submission of Shareholders Proposals

     The By-Laws provide that if a shareholder intends to nominate a candidate for election as a director, to submit a proposal for inclusion in the Company's proxy statement, or to bring other business before the Annual Meeting, the shareholder must deliver written notice of his or her intention to the Secretary of the Company (or if notice is mailed, it must be received by the Secretary) not less than 120 calendar days in advance of the date in the then current year corresponding to the date of the previous year's annual meeting. If the date of the annual meeting has been changed by more than 30 days, the notice must be received a reasonable time before such new date. The notice must state the shareholder's name, address, and number of Class A or Class B shares held, and fully describe the business to be brought before the meeting. The notice must comply with the By-Laws and include all other information that would be required to be filed with the Securities and Exchange Commission, if with respect to the proposed business, the shareholder was a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934. If the notice pertains to the nomination of a candidate for election as a director, it must also include the consent of the nominee to serve as a director of the Company if elected.

     Proposals of shareholders intended to be presented at the 2001 Annual Meeting (whether or not intended to be included in the Company's proxy statement and related forms of proxy for that meeting) must be received by the Secretary of the Company (at the address listed at the beginning of this Statement) no later than May 24, 2001. Any proxies solicited by the Board of Directors for the 2001 Annual Meeting may confer discretionary authority to vote on any proposals for which the Company has not received timely notice.

VIII. Other Matters

     The Company has not received notice from any shareholder of its intention to bring a matter before the Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

     The Annual Report to Shareholders was mailed together with this Proxy Statement to shareholders beginning August 8, 2000.

     The Company will provide, without charge, a copy of its Annual Report to Shareholders on Form 10-K filed with the Securities and Exchange Commission for fiscal 2000, including the financial statements and the schedules thereto. All such requests should be directed to Josephine A. Bacchi, Secretary, John Wiley & Sons, Inc., 605 Third Avenue, New York, New York 10158.

     It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares.

                                             BY ORDER OF THE BOARD OF DIRECTORS
                                                   JOSEPHINE A. BACCHI
                                                   Secretary
New York, New York
August 8, 2000

                                     [LOGO]
                                       JW

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             JOHN WILEY & SONS, INC.

                          PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine A. Bacchi, as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on September 21, 2000, 9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS A SHARES






       (Continued, and to be marked, dated and signed, on the other side)

                                FOLD AND DETACH HERE

--------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 21, 2000

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

     1. Call toll free 1-888-426-7022 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

     2. Via the Internet at www.proxyvoting.com/johnwiley and follow the instructions.

                                       or

     3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.
--------------------------------------------------------------------------------

             Please mark your vote as indicated in this example [X]

1. The election as directors of all nominees listed below, except as marked to the contrary:

     (01) Larry Franklin

     (02) Henry A. McKinnell

     (03) John L. Marion, Jr.

                                  With-                               For All
     For                          hold                                Except

     [_]                           [_]                                  [_]

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write the nominee(s') name(s) in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Arthur Andersen LLP as independent accountants.


     For                         Against                              Abstain

     [_]                           [_]                                  [_]

--------------------------------------------------------------------------------

      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
      AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA


                                     -------------------------------------------
Please be sure to sign and date      Date
 this Proxy in the box below.
--------------------------------------------------------------------------------


_____Shareholder sign above_______________Co-holder (if any) sign above_________


                                 CLASS A SHARES

                                                  ------------------------------
                                                  Will attend Annual Meeting |_|
                                                  ------------------------------

     The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     ---------------------------------------------------------------------
               * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW * * *
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
        FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                 ----------------------------------------------
                 [GRAPHIC] VOTE BY TELEPHONE/INTERNET [GRAPHIC]

                        QUICK * * * EASY * * * IMMEDIATE
                 ----------------------------------------------

Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

  Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

          VOTE BY PHONE: You will be asked to enter the Control Number
                             (look below at right).

OPTION A: To vote as the Board of Directors  recommends on ALL proposals,  press
          1. Your vote will be confirmed.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 and listen to the instructions.

          Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, you must confirm your vote by pressing 1.

       VOTE BY INTERNET: The web address is www.proxyvoting.com/johnwiley You will be asked to enter the Control Number (look below at right).

       If you vote by telephone or internet, DO NOT mail back your proxy.

                              THANK YOU FOR VOTING

Call * * * Toll Free * * * On a Touch Tone Telephone             FOR TELEPHONE/
                                                                INTERNET VOTING:
              1-888-426-7022 - ANYTIME                           CONTROL NUMBER
                                                                ================
       There is NO CHARGE to you for this call                     MMMMMMMMMMM
                                                                ================

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             JOHN WILEY & SONS, INC.

                          PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Bradford Wiley II, William J. Pesce and Josephine A. Bacchi, as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the New York Helmsley Hotel, Knickerbocker D Suite, 212 East 42nd Street, New York, New York, on September 21, 2000, 9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS B SHARES






       (Continued, and to be marked, dated and signed, on the other side)

                                FOLD AND DETACH HERE

--------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 21, 2000

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

     1. Call toll free 1-888-426-7033 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

     2. Via the Internet at www.proxyvoting.com/johnwiley and follow the instructions.

                                       or

     3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

--------------------------------------------------------------------------------
The Board of Directors  recommends a vote "FOR" all nominees and "FOR" Proposal
2.
--------------------------------------------------------------------------------

             Please mark your vote as indicated in this example [X]

1. The election as directors of all nominees listed below, except as marked to the contrary:

     (01) Warren J. Baker, (02) H. Allen Fernald,
     (03) William J. Pesce, (04) Naomi Seligman,
     (05) William R. Sutherland, (06) Bradford Wiley II and
     (07) Peter Booth Wiley
                                  With-                               For All
     For                          hold                                Except

     [_]                           [_]                                  [_]

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write the nominee(s') name(s) in the space provided below.

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2.   Proposal to ratify the appointment of Arthur Andersen LLP as independent accountants.

     For                         Against                              Abstain

     [_]                           [_]                                  [_]

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                                     -------------------------------------------
Please be sure to sign and date      Date
 this Proxy in the box below.
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_____Shareholder sign above_______________Co-holder (if any) sign above_________



                                 CLASS B SHARES

                                                  ------------------------------
                                                  Will attend Annual Meeting |_|
                                                  ------------------------------

     The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     ---------------------------------------------------------------------
               * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW * * *
     ---------------------------------------------------------------------

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        FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                 ----------------------------------------------
                 [GRAPHIC] VOTE BY TELEPHONE/INTERNET [GRAPHIC]

                        QUICK * * * EASY * * * IMMEDIATE
                 ----------------------------------------------

Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

  Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

          VOTE BY PHONE: You will be asked to enter the Control Number
                             (look below at right).

OPTION A: To vote as the Board of Directors  recommends on ALL proposals,  press
          1. Your vote will be confirmed.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 and listen to the instructions.

          Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, you must confirm your vote by pressing 1.

       VOTE BY INTERNET: The web address is www.proxyvoting.com/johnwiley You will be asked to enter the Control Number (look below at right).

       If you vote by telephone or internet, DO NOT mail back your proxy.

                              THANK YOU FOR VOTING

Call * * * Toll Free * * * On a Touch Tone Telephone             FOR TELEPHONE/
                                                                INTERNET VOTING:
              1-888-426-7033 - ANYTIME                           CONTROL NUMBER
                                                                ================
       There is NO CHARGE to you for this call                     MMMMMMMMMMM
                                                                ================